American Century Capital Portfolios, Inc.

PROSPECTUS SUPPLEMENT

[american century investments logo and text logo ®]

REAL ESTATE FUND

Supplement dated April 14, 2008 * Prospectus dated August 1, 2007

THE FOLLOWING REPLACES THE FUND MANAGEMENT TEAM SECTION ON PAGES 10 AND 11 OF
THE PROSPECTUS.

THE FUND MANAGEMENT TEAM

The advisor provides investment advisory and management services for the fund.
The advisor has, in turn, hired JPMIM to make the day-to-day investment decisions for the fund. JPMIM performs this function under the supervision of the advisor and the fund's Board of Directors.

The portfolio manager on the investment team who is primarily responsible for the day-to-day management of the fund is:

KAY HERR

Ms. Herr, managing director, is a portfolio manager of real estate securities in the Equity Group with 14 years of industry experience. An employee since 1999,
Kay previously covered the office/industrial REIT sector as an equity research analyst. Prior to that, she covered consumer stable and cyclical sectors in the
U.S. Fixed Income Credit Research Group. Prior to joining the firm, she was a credit research analyst with Prudential Securities in its municipal bond research department. She holds a B.A. in economics from the University of
Virginia and an M.B.A. with distinction from New York University Stern School of
Business, where she was a Dean's Scholar. She is also a CFA charterholder.

The representative of American Century Investment Management, Inc. who oversees the management of the fund is:

PHILLIP N. DAVIDSON

Mr. Davidson, Chief Investment Officer - Value Equity and Senior Vice President,
supervises the American Century Real Estate team. Prior to joining American
Century Investments in September 1993 as a portfolio manager, he spent 11 years at Boatmen's Trust Company in St. Louis and served as vice president and portfolio manager responsible for institutional value equity clients. He has a bachelor's degree in finance and an MBA from Illinois State University. He is a
CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-60372 0804